September 19, 2017

TFS CAPITAL INVESTMENT TRUST
(the “Trust”)

TFS Market Neutral Fund (TFSMX)
TFS Small Cap Fund (TFSSX)
TFS Hedged Futures Fund (TFSHX)

Supplement to the Prospectuses dated March 1, 2017

Effective immediately, TFS Market Neutral Fund, TFS Small Cap Fund, and TFS Hedged Futures Fund (each a “Fund” and collectively the “Funds”) have terminated the public offering of their shares and will discontinue each Fund’s operations on or about October 27, 2017 (the “Liquidation Date”).  Shares of the Funds are no longer available for purchase, including for purchases through Automatic Investment Plans. The Funds intend to make a final distribution of capital gains and income on or about September 29, 2017.

At a meeting of the Board of Trustees held on September 19, 2017 (the “Board Meeting”), the Board of Trustees, in consultation with the Trust’s investment adviser, TFS Capital LLC (the “Adviser”), determined, to liquidate the Trust based on, among other factors, the Adviser’s belief that it would be in the best interests of the Funds and their shareholders to discontinue each Fund’s operations. Through the Liquidation Date, the Adviser will continue to waive fees and reimburse expenses of each Fund, as necessary, to maintain each Fund’s fees and expenses at their current level, as specified in the Funds’ Prospectuses dated March 1, 2017.

At the Board Meeting, the Board of Trustees directed that with respect to each Fund: (i) all or substantially all of the Fund’s portfolio securities be liquidated in an orderly manner no later than September 29, 2017; and (ii) all or substantially all outstanding shareholder accounts on the Liquidation Date will be closed and the proceeds of each account would be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing fund accounts. Because of the liquidation of each Fund’s portfolio securities described above, each Fund’s normal exposure to its investment strategy will be reduced and eventually eliminated. Accordingly, shareholders should not expect any of the Funds to achieve its stated investment objective.

Shareholders may continue to freely redeem their shares of the Funds on each business day during the Trust’s liquidation process.

This transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns.  In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets.  To avoid a potential tax issue, shareholders may choose to authorize, prior to the Liquidation Date, a direct transfer of their retirement account assets to another tax-deferred retirement account. Typically, shareholders have 60 days from the Liquidation Date to invest the proceeds in another IRA or qualified retirement account; otherwise the liquidation proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding any Fund, please call 1-888-534-2001.

Investors Should Retain this Supplement for Future Reference